Exhibit 10.3

  Confidential portions of this document indicated by "*****" have been omitted and filed separately with the Commission

                  REYNOLDS ALUMINUM SUPPLY COMPANY
                  A Division of
                  REYNOLDS METALS COMPANY SUPPLY AGREEMENT NO. 0099
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                                         SHIP TO DESTINATION(S) CITY AND STATE
     FEATHERLITE MFG CO
     HWY 63 & 9                                          SAME
     CRESCO, IA 52136

     ATTN:  MR. GARY IRHKE-V.P.


                    ("Buyer")
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Reynolds Aluminum Supply Co. ("Seller") hereby agrees to sell to Buyer and Buyer hereby agrees to purchase from Seller the following products:
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

Item No.                           PRODUCT DESCRIPTION                          PRICE PER LBS       TOTAL QUANTITY
---------- -------------------------------------------------------------------- ------------------- ------------------
    1      3004-H291 PAINTED WHITE/CLEAR WASH COAT
           .030 AND .040 X 41-48-49 X CTL WITH PAPER INTERLEAVE                 $*****              *****
                                                                                                    COMBINED ITEMS
    2      3105-H18 PAINTED WHITE/CLEAR WASH COAT                               $*****              1&2
           .040 49 X CTL WITH PAPER INTERLEAVE

    3      3004-H291 MILL FINISH WITH PAPER INTERLEAVE                          $*****              ***** LBS
           .040 X 37-41-48 X CTL

    4      3105-H14 MILL FINISH WITH PAPER INTERLEAVE                           $*****              ***** LBS
           .095 X 48 X CTL

    5      3105-H14 MILL FINISH WITH PAPER INTERLEAVE                           $*****              ***** LBS
           .120 X 48 X CTL
---------- -------------------------------------------------------------------- ------------------- ------------------


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SHIPMENTS BEGINNING        SHIPMENTS ENDING
JANUARY 2000               DECEMBER 2000              2500 LB SKIDS
----------------------------------------------------- -------------------------
MINIMUM ORDER QUANTITIES   MINIMUM ITEM QUANTITIES   MINIMUM SHIPMENT QUANTITIES
N/A                        2500 LBS                  N/A
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PAYMENT TERMS (SEE PARAGRAPH 4 REVERSE SIDE)          DELIVERY TERMS
NET 45 DAYS                                           FOB CRESCO, IA
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PRICE, TERM AND CONDITIONS: The prices of the foregoing products, including delivery and payment terms, shall be those regularly established by Seller and in effect on the date of each shipment. THE TERMS AND CONDITIONS ON THE REVERSE HEREOF CONSTITUTE A PART OF THIS AGREEMENT.
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EXCEPTIONS TO THE FOREGOING PROVISIONS ARE AS FOLLOWS:

FEATHERLITE MFG PURCHASE ORDER:  L2000

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BUYER:                                       REYNOLDS ALUMINUM SUPPLY COMPANY

BY /s/ Gary Irhke             3/9/99         By /s/ J. Wright            3/9/99
  AUTHORIZED SIGNATURE         DATE            AUTHORIZED SIGNATURE       DATE